UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 10, 2005

Carter’s, Inc. The William Carter Company
(Exact name of registrants as specified in their charter)

Delaware Massachusetts	001-31829 333-22155	13-3912933 04-1156680

(States or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

The Proscenium, 1170 Peachtree Street NE, Suite 900 Atlanta, Georgia		30309

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    (404) 745-2700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:     Other Events

On May 10, 2005, Carter’s, Inc. issued a joint press release with OshKosh B’Gosh, Inc. announcing that Carter’s subsidiary, The William Carter Company, has entered into a definitive agreement to acquire OshKosh B’Gosh, Inc.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits – The following exhibit is furnished as part of this Current Report on Form 8-K.

           Exhibits

Exhibit Number	Description

99.1	Press Release of Carter’s, Inc. and OshKosh B’Gosh, Inc., dated May 10, 2005

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2005

CARTER’S, INC.

THE WILLIAM CARTER COMPANY

By:	/s/ MICHAEL D. CASEY

Name:	Michael D. Casey
Title:	Executive Vice President and Chief Financial Officer